UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

DECEMBER 31, 2012

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4
Letter from the Global Value Team Portfolio Managers	6
Management's Discussion of Fund Performance	12
Fund Overview	16
Schedule of Investments	18
Statement of Assets and Liabilities	30
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	49
Fund Expenses	50
General Information	52
Tax Information	53
Additional Information	54
Consideration of Investment Advisory Agreement	60

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Over the past year, market activity continued to be dominated by macro events: uncertainty over Europe's sovereign debt issues, the presidential election and "fiscal cliff" outcomes in the U.S., leadership changes and shifts in China's economic circumstances, and ongoing conflict in the Middle East.

For us, this period of persistent uncertainty confirms our approach to investing: the importance of seeking a margin of safety in each investment we make. As bottom-up fundamental investors pursuing absolute returns, we remain macro-aware but focus on intrinsic value rather than short-term stock price movements. Here at First Eagle Investment Management, we maintain a long-term perspective and continue to be guided by our primary goal: protecting and growing our shareholders' purchasing power over time.

First Eagle Overseas Variable Fund continues to seek opportunities to invest in high-quality companies at attractive prices. Under the leadership of Matthew McLennan alongside Portfolio Managers Abhay Deshpande and Kimball Brooker, the team invests in companies one security at a time with what they feel is an appropriate margin of safety in price, capital structure, and management temperament.

Please be assured that we remain dedicated to our goal of managing your investments in our Funds in the same prudent manner as we have for over three decades. We are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

February 2013

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

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Letter from the Global Value Team Portfolio Managers

At First Eagle, we believe that investment focus should come from a firm philosophical foundation rather than a series of reactions to news flow or attempts to make outcomes stable at all moments through time. Events of the last year have provided much for the industry to talk about—from quantitative easing (QE 3) in the U.S. to long-term refinancing operations (LTRO) and outright monetary transactions (OMT) in Europe. Rather than analyze each monetary measure and acronym, it is worth pausing and reflecting on whether the goals of today's central bankers actually make sense.

The past fiscal year has been marked by monetary easing in one form or another across the globe under the banner of innovative, leading-edge academic and policy thinking. The prevailing consensus is that monetary stimulus represents a sensible path to promote year-over-year inflation stability despite cyclical fluctuations in the real economy. We believe that centuries of financial history have established beyond doubt that the act of printing money cannot solve real economic problems nor create real wealth. Furthermore, unwinding this stimulus will require extraordinary judgment on the part of policy makers. Real problems are solved by real adjustment: undistorted prices, debt restructuring and wage adjustment which ultimately lead to a recovery in confidence. Real wealth is created through accumulated savings augmented by efficiency- and quality-related improvements to competitiveness.

Easy money is designed to lift nominal growth in wages and spending. In current account deficit economies, raising wages worsens the relative competitiveness challenges and stimulating spending intensifies pre-existing savings shortfalls. A less competitive, lower-savings economy builds credit excesses. Over the past decade, we've seen these excesses build in the U.S. private sector only to move into the public sector as the government tried to sustain demand while companies and individuals repaired their balance sheets. Repairing the subsequent large fiscal deficits may either lead to growth shocks or an extended period of sub-par private sector investment and employment activity. One way to reconcile this tension may be for the U.S. dollar to depreciate. However, depreciation is not a free lunch; it exposes the economy to global commodity price shocks and reduces the perceived need for real adjustment. Currency depreciation also assumes willing counterparts who will not try to print money faster. By targeting short-term inflation stability in the U.S., we may have created an environment of fiscal and competitive weakness in the world's reserve currency. If these trends continue, there will likely come a day and a market price at which it makes sense for investors to further diversify into other currencies.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

Furthermore, since the U.S. dollar forms the cornerstone of the world reserve currency system, volatility in its monetary base ricochets throughout the global system. Corrupted money is contagious. Countries like China, that have pegged to the U.S. dollar at low levels and need to purchase U.S. dollar reserves to maintain their peg, have generated abnormally large savings. These excessive savings have been funneled into not just huge reserves of foreign currency yielding negative real returns but also into an epic stockpile of infrastructure investment and labor-intensive export capacity. As property vacancy rates rise and real wages grow in China, developer and exporter profits have come under pressure. The China growth miracle faces daunting adjustment challenges at this point in time.

Japan is currently (and Europe may be on a path to become) a current account surplus region despite floating currencies. Such surpluses reflect cautionary private sector savings and deleveraging. Attempting to balance budgets under these circumstances may continue to result in bursts of deflationary fear in these regions, given the private sector deleveraging already underway.

In addition, within Europe there are pegged exchange rates which have created first private sector then public sector credit crises in the deficit regions and fears about bank and central bank holdings of peripheral sovereign debt in the surplus regions. While the consolidated fundamentals of Europe look healthier than the United States, in terms of deficits and current account position, the architectural imperfection within Europe remains unresolved.

Finally, emerging markets such as India, Brazil and Turkey have also gone through monetary growth booms where, according to the Bank for International Settlements, their private sectors have experienced material balance sheet deterioration in terms of debt service ratios. This may not bode well for these emerging markets' growth prospects.

We inhabit a world of imbalances, where policy-induced fragility in the financial architecture is aggravating the shifts in relative productivity, demographics and energy prices that have accumulated over the past decade. Instead of accepting cyclical variations in inflation and employment, we have obscured prices, built leverage in deficit countries, grown banking sector vulnerabilities and malinvestment in surplus savings regions, and stimulated credit booms in emerging markets. Add to this, contentious political situations around the globe and it appears that the road ahead is riddled with fault lines.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and T. Kimball Brooker, Jr.

Portfolio Review

Despite these fault lines, we step back from the noise and focus on our investment method—to invest in real businesses purchased with what we feel is a margin of safety in price, to keep cash and cash equivalents as deferred purchasing power to endure and take advantage of windows of market distress, and to hold gold as a potential hedge against unforeseen and extreme market events. We feel this method provides the best way to sustain and enhance purchasing power over the long term.

The traditional investment landscape we've been taught to accept is one where owning a "risk free" instrument could preserve real purchasing power. On the other hand, owning "riskier" business securities provided the potential for enhanced real purchasing power. The defining feature of today's investment landscape is that there is no risk-free asset that will preserve real purchasing power. The reserve currency of the world issues credit instruments that support both the worst credit metrics in a generation and negative real returns. In this environment, we have invested the majority of our portfolio in equities in an attempt to both preserve and grow real wealth. In the process of investing in enterprise, we seek companies that embody some form of resilience. We feel such companies are less vulnerable to crises and are more likely to preserve their earnings power against monetary debasement. At the heart of such resilience must be some form of asset scarcity. It is a strange world we live in at the time of this writing—where the traditional risk-free asset has become vulnerable and abundant in supply while it is in the "risky" pool of enterprise securities that investors may potentially find resilience and scarcity.

It is asset scarcity that enables product prices and corporate earnings power to keep pace with monetary growth. It is this sustainable earnings power that gives companies the capital structures and margins to buffer and endure tough times. A scarce asset can be either intangible or tangible in nature. In our view, a stable, advantaged competitive position supported by an owner-minded culture that actively seeks to nurture and maintain that position is the most important scarce intangible asset a company can have. Our current portfolio contains a

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

number of investments across economic sectors in companies that dominate their markets from servo motors to pneumatics and from cable systems to distribution systems.

A scarce asset can also be tangible. Tangible scarcity principally applies to commodity reserves or real estate where supply growth is somewhat constrained relative to real economic activity. With such real assets, prices have a tendency to rise over business cycles despite cyclical fluctuations as the global monetary high water mark rises. We hold positions in a number of companies that own reserves of commodities ranging from oil to quarry aggregates. We have also invested in companies that own well-located real estate.

Unfortunately, companies that control scarce assets, be they tangible or intangible, often trade at high valuations. The key to our approach is to have a wish list of these businesses and to wait patiently to buy them when we believe they are priced conservatively with a margin of safety in valuation, capital structure and management behavior. We will not always find businesses that embody scarcity at the right price. In these instances, we are pragmatic and focus on more ordinary businesses that are out of favor. In such cases, since the asset is not scarce, a deeper discount is needed to buffer the fault line risk. Sometimes we find these opportunities in holding companies with "double discounts", or simply ordinary businesses with excess cash and securities that the market is discounting.

At First Eagle, we remain focused on making sure that we remain calm in the storm. We feel that one of our core advantages is our patient temperament. While our cash and cash equivalent holdings have recently impacted short-term returns, we believe that this deferred purchasing power provides an important source of funding for investments in our wish list of companies during windows of market distress. Our aim is to be more fully invested but only at the right price.

We also keep some of our portfolio in gold as a natural alternative to the human made financial architecture. Many have criticized gold as a useless commodity. Ironically, it is gold's inertness that is the root cause of both its more stable supply and more business-cycle resilient demand. Gold's higher density further reduces the cost of holding it relative to other commodities. This is why gold has been the real asset of choice to hoard in vaults—it simply has less opportunity cost. At First Eagle, we are not directionally bullish on gold—its price fluctuates depending on the health of our financial architecture—but we have always felt

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

that gold is no ordinary commodity. Gold serves as a unique real monetary alternative and as such it provides us with a potential hedge against forces we cannot control.

Finally, one of the cornerstones of the First Eagle approach is the importance of team-based investing. We seek competing perspectives for each investment acknowledging that no-one has a monopoly on the truth. We believe there should be a high hurdle for securities to come into the portfolios and a low hurdle for them to exit. While basic analytical skills are required to invest successfully, the art of investing lies in the judgment and temperament needed to avoid overconfidence, to remain open-minded to both unexpected opportunities and causal relationships and to stay patient. This is what we seek from members of our investment team. At the heart of our temperament is the patience to wait for opportunity and the prudence to put a little aside for a rainy day.

We thank you for your support,

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

T. Kimball Brooker, Jr.

Portfolio Manager

February 2013

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

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Management's Discussion of Fund Performance

World markets, as proxied by the MSCI EAFE rose 17.3% during the twelve-months ending December 31, 2012. In Germany, the DAX Index rose 29.1% while in France, the CAC 40 Index rose 15.2%. And in Japan, the Nikkei 225 Index rose 22.9%. The U.S. dollar rose 12.8% against the Japanese Yen and it fell 1.8% against the Euro. Crude oil fell 7.1% during the twelve months to $92 a barrel. Gold rose a modest 7% an ounce to $1,675 as fears about inflation subsided helped by the announcement of QE3 and the dollar strength against other major currencies. We view gold as a potential hedge against extreme outcomes which might include inflation, deflation or currency debasement.

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund rose 14.8% for the year ending December 31, 2012, while the MSCI EAFE Index rose 17.3%. The Fund's cash and cash equivalents position was 11.9% as of December 31, 2012.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were Shimano, Inc. (bicycle parts, Japan), Thai Beverage PCL (beverages, Thailand), Mitsubishi Estate Company Limited (real estate developer, Japan), HeidelbergCement AG (cement manufacturer, Germany) and Agnico-Eagle Mines Limited (gold mining, Canada) collectively accounting for 3.55% of the year's performance.

The five largest detractors were Penn West Petroleum Limited (energy & production, Canada), Newcrest Mining Limited (gold mining, Australia), Gold Fields Limited (gold mining, South Africa), Chofu Seisakusho Company Limited (boilers, Japan), Hamburger Hafen und Logistik AG (transportation logistics, Germany). Their combined negative performance over the twelve-month period subtracted 1.06% points from the fund's performance.

As of December 31, 2012, the First Eagle Overseas Variable Fund was approximately 45% hedged versus the Japanese Yen and 35% hedged versus the Euro. These represent slightly larger than average hedges. Both currencies arguably warrant some premium to their long-term averages relative to the Dollar given their superior inflation and trade performance. However, in the case of the Yen, the premium ought to be moderated by their fiscal challenges and in the case of the Euro, political disunity is feeding a series of local sovereign crises in

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Management's Discussion of Fund Performance (continued)

peripheral markets which could imperil the European financial architecture thereby suggesting a smaller premium for the currency than is suggested by the consolidated fundamentals alone.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

T. Kimball Brooker, Jr.

Portfolio Manager

February 2013

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2013 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

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Fund Overview | Data as of December 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	14.83%	4.59%	14.72%
MSCI EAFE Index	17.32	–3.69	8.21
Consumer Price Index	1.74	1.80	2.41

Asset Allocation*

  *  Asset Allocation and Countries percentages are based on total investments in the portfolio.

  **  Country allocations reflect country of issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

    The Fund's portfolio composition is subject to change at any time.

Countries**

Japan	30.65%
France	10.28
United States	5.68
Germany	5.10
Canada	5.04
Switzerland	4.12
Mexico	3.50
United Kingdom	3.21
South Korea	2.87
Singapore	2.29
Thailand	1.89
South Africa	1.49
Austria	1.25
Bermuda	1.06
Spain	1.06
Sweden	1.04
Australia	1.04
Ireland	0.86
Greece	0.85
Malaysia	0.76
Belgium	0.70
Norway	0.61
Netherlands	0.61
Italy	0.52
Hong Kong	0.52
Turkey	0.48
Israel	0.40
Taiwan	0.22

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*

Gold Bullion (precious metal)	5.62%
Fanuc Corporation (Japanese automation components manufacturer)	2.34
HeidelbergCement AG (German building materials manufacturer)	2.19
SMC Corporation (Japanese automated control devices manufacturer)	2.10
Grupo Televisa S.A.B., ADR (Mexican media company)	2.04
Secom Company Limited (Japanese commercial services provider)	2.01
Keyence Corporation (Japanese sensors manufacturer)	1.96
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.85
Nestlé SA (Swiss food company)	1.81
Mitsubishi Estate Company Limited (Japanese real estate company)	1.74
Total	23.66%

*Holdings in cash, commercial paper, and other short term cash equivalents have been excluded. Percentages are based on total net assets

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

First Eagle Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 80.73%
Australia 1.02% (a)
267,829	Newcrest Mining Limited	$8,301,711	$6,265,237
Austria 1.23% (a)
120,698	OMV AG	4,936,209	4,373,614
344,128	Wienerberger AG	5,226,110	3,168,105
		10,162,319	7,541,719
Belgium 0.69% (a)
34,494	Groupe Bruxelles Lambert SA	2,959,008	2,751,113
16,497	Sofina SA	1,625,340	1,495,422
		4,584,348	4,246,535
Bermuda 1.05% (a)
103,180	Jardine Matheson Holdings Limited	3,050,550	6,438,102
Canada 4.69%
144,428	Agnico-Eagle Mines Limited	5,031,042	7,569,148
123,860	Potash Corporation of Saskatchewan, Inc.	4,916,882	5,039,864
140,863	Cenovus Energy, Inc.	3,214,000	4,724,545
410,484	Penn West Petroleum Limited	6,972,102	4,457,856
125,700	Canadian Natural Resources Limited	3,537,169	3,619,230
44,425	Cogeco Cable, Inc.	1,947,992	1,699,378
75,229	EnCana Corporation	1,552,890	1,486,525
107,519	Catalyst Paper Corporation (b)(c)(d)	2,181	107,519
		27,174,258	28,704,065
France 10.18%
108,128	Sanofi (a)	8,107,747	10,253,761
273,961	Bouygues SA (a)	10,564,875	8,152,293
82,015	Sodexo (a)	2,243,743	6,930,154
125,834	Total SA (a)	6,435,857	6,547,510
222,461	Carrefour SA (a)	5,902,856	5,727,777
28,784	Robertet SA (b)	3,433,598	4,749,183
364,800	Société Télévision Francaise 1 (a)	6,165,469	4,291,814
38,447	Wendel SA (a)	1,327,985	3,963,177
52,842	Neopost SA (a)	4,579,686	2,802,305
27,856	Laurent-Perrier	2,065,828	2,573,799
26,499	NSC Groupe (a)(c)	2,015,953	2,119,653
37,280	Société Foncière Financière et de Participations	4,333,462	1,427,025
29,618	Legrand SA (a)	921,934	1,256,871

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 80.73% — (continued)
France 10.18% — (continued)
8,655	BioMerieux (a)	$671,300	$825,125
9,682	Gaumont SA (a)	835,117	494,590
8,840	Sabeton SA (b)	100,102	144,454
		59,705,512	62,259,491
Germany 5.05% (a)
218,991	HeidelbergCement AG	11,631,523	13,400,440
352,458	Deutsche Wohnen AG	3,292,170	6,543,389
113,237	Daimler AG	5,530,580	6,234,326
139,556	Hamburger Hafen und Logistik AG	4,973,455	3,297,798
24,274	Fraport AG	913,552	1,416,052
		26,341,280	30,892,005
Greece 0.85% (a)
653,788	Jumbo SA (b)	5,376,425	5,175,174
Hong Kong 0.51% (a)
189,670	Guoco Group Limited	2,199,025	2,297,668
246,000	Great Eagle Holdings Limited	766,574	823,030
		2,965,599	3,120,698
Ireland 0.85% (a)
252,125	CRH PLC	4,349,815	5,208,643
Israel 0.40% (a)
201,457	Israel Chemicals Limited	2,079,265	2,426,174
Italy 0.52%
397,580	Italcementi S.p.A. RSP (a)	3,849,944	1,126,566
68,340	Italcementi S.p.A. (a)	1,275,606	383,787
45,886	Italmobiliare S.p.A. RSP (b)	2,342,059	484,235
25,533	Italmobiliare S.p.A. (a)(b)	2,256,914	432,879
79,000	Recordati S.p.A. (a)	524,615	722,353
		10,249,138	3,149,820
Japan 30.35%
76,980	Fanuc Corporation (a)	6,396,270	14,322,088
70,660	SMC Corporation (a)	8,344,041	12,835,703
244,460	Secom Company Limited (a)	10,633,410	12,316,438
43,210	Keyence Corporation (a)	7,894,994	11,983,195
176,960	Shimano, Inc. (a)	5,637,280	11,331,294
443,260	Mitsubishi Estate Company Limited (a)	6,755,512	10,611,953
428,700	NKSJ Holdings, Inc. (a)	11,510,327	9,195,208

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 80.73% — (continued)
Japan 30.35% — (continued)
192,980	Astellas Pharma, Inc. (a)	$7,521,836	$8,676,687
428,000	MS&AD Insurance Group Holdings (a)	12,165,802	8,541,584
113,700	KDDI Corporation (a)	7,067,123	8,038,281
63,480	Hirose Electric Company Limited (a)	6,526,585	7,601,052
178,600	Nissin Foods Holdings Company Limited (a)	6,327,200	6,775,751
233,830	MISUMI Group, Inc. (a)	4,037,744	6,390,519
319,160	Hoya Corporation (a)	6,929,316	6,288,704
107,900	Ono Pharmaceutical Company Limited (a)	4,269,687	5,511,977
238,248	Chofu Seisakusho Company Limited (a)	4,442,418	5,281,329
168,194	Secom Joshinetsu Company Limited	3,485,653	4,605,023
205,490	Nomura Research Institute Limited (a)	3,935,334	4,280,505
361,980	Kansai Paint Company Limited (a)	2,725,268	3,901,015
172,166	Nitto Kohki Company Limited (a)	3,452,670	3,654,874
79,300	Canon, Inc. (a)	3,093,595	3,073,647
47,720	Shin-Etsu Chemical Company Limited (a)	2,241,899	2,912,353
138,180	As One Corporation (a)	2,630,694	2,885,740
433,500	Japan Wool Textile Company Limited (a)	3,295,135	2,820,815
1,368	NTT DoCoMo, Inc. (a)	2,069,744	1,972,000
148,700	T. Hasegawa Company Limited (a)	2,196,668	1,945,412
126,660	OSG Corporation (a)	839,556	1,757,679
121,710	Nagaileben Company Limited (a)	1,035,784	1,618,870
33,394	SK Kaken Company Limited	869,315	1,464,734
51,930	Daiichikosho Company Limited	711,897	1,204,217
149,200	Chubu-Nippon Broadcasting Company Limited (a)	1,482,938	813,896
43,800	Seikagaku Corporation (a)	309,117	467,451
86,400	Shingakukai Company Limited (a)	577,817	297,912
40,370	Sansei Yusoki Company Limited (a)	288,330	176,983
3,030	Meitec Corporation (a)	46,323	66,712
		151,747,282	185,621,601
Malaysia 0.75% (a)
3,947,290	Genting Malaysia Berhad	3,363,197	4,608,120

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 80.73% — (continued)
Mexico 3.47%
470,705	Grupo Televisa S.A.B., ADR	$8,994,012	$12,511,339
119,710	Industrias Peñoles S.A.B. de C.V.	661,696	6,038,241
86,919	Fresnillo PLC (a)	341,260	2,665,939
		9,996,968	21,215,519
Netherlands 0.60% (a)
256,153	TNT Express NV	2,728,147	2,861,492
209,669	PostNL NV (b)	1,967,448	817,966
		4,695,595	3,679,458
Norway 0.61% (a)
424,764	Orkla ASA	2,981,701	3,722,431
Singapore 2.27% (a)
1,427,830	Haw Par Corporation Limited	4,360,520	7,896,536
4,065,310	ComfortDelGro Corporation Limited	4,719,225	5,980,577
		9,079,745	13,877,113
South Africa 1.48%
553,133	Gold Fields Limited, ADR	6,821,267	6,908,631
235,367	Harmony Gold Mining Company Limited, ADR	2,356,638	2,108,888
		9,177,905	9,017,519
South Korea 2.48% (a)
23,120	Nong Shim Company Limited (b)	4,690,522	5,863,385
76,024	KT&G Corporation (b)	3,970,141	5,754,572
1,360	Lotte Confectionery Company Limited (b)	605,175	2,074,235
60,950	Fursys, Inc. (b)	1,479,507	1,441,888
		10,745,345	15,134,080
Spain 1.05% (a)
130,111	Red Electrica Corporation SA	6,421,473	6,426,950
Sweden 1.03% (a)
233,754	Investor AB, Class 'A'	4,657,344	5,988,714
12,577	Investor AB, Class 'B'	234,678	330,400
		4,892,022	6,319,114
Switzerland 4.08%
169,380	Nestlé SA (a)	5,836,001	11,050,935
129,778	Pargesa Holding SA (a)	7,721,848	8,944,220
14,693	Rieter Holding AG (a)(b)	1,910,750	2,576,882

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 80.73% — (continued)
Switzerland 4.08% — (continued)
427	Lindt & Spruengli AG PC (a)(b)	$1,208,579	$1,392,494
20,283	Autoneum Holding AG (b)	1,010,590	983,492
		17,687,768	24,948,023
Thailand 1.87%
22,194,992	Thai Beverage PCL (a)	3,687,425	7,215,703
611,105	Bangkok Bank PCL NVDR (a)	2,002,395	3,929,011
20,000	OHTL PCL (c)	88,922	303,367
		5,778,742	11,448,081
Turkey 0.47% (a)
322,623	Yazicilar Holding AS	2,303,936	2,890,339
United Kingdom 3.18% (a)
223,658	Berkeley Group Holdings PLC (b)	2,688,737	6,434,201
246,940	GlaxoSmithKline PLC	4,684,146	5,376,453
1,245,561	WM Morrison Supermarkets PLC	5,608,669	5,348,009
72,000	Anglo American PLC	2,138,291	2,269,665
		15,119,843	19,428,328
Total International Common Stocks		418,331,742	493,764,339
International Preferred Stock — 0.36%
South Korea 0.36% (a)
2,762	Samsung Electronics Company Limited	354,866	2,219,419
OUNCES
Commodity — 5.62%
20,548	Gold bullion (b)	18,141,049	34,380,736
PRINCIPAL
International Bonds — 0.51%
International Corporate Bonds — 0.30%
Canada 0.30%
1,863,261 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (c)(d)(e)	2,887,385	1,425,395
395,862 USD	Catalyst Paper Corporation FRN 13.00% due 09/13/16 (c)(d)(f)(g)	339,283	405,758
Total International Corporate Bonds		3,226,668	1,831,153

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 0.51% — (continued)
International Government Bond — 0.21%
Taiwan 0.21%
38,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	$1,216,079	$1,309,386
Total International Bonds		4,442,747	3,140,539
U.S. Treasury Bills — 1.63%
$2,446,000	U.S. Treasury Bill 0.07% due 01/03/13	2,445,991	2,445,991
1,731,000	U.S. Treasury Bill 0.10% due 01/24/13	1,730,895	1,730,895
4,041,000	U.S. Treasury Bill 0.10% due 03/21/13	4,040,157	4,040,717
1,731,000	U.S. Treasury Bill 0.11% due 02/21/13	1,730,731	1,730,731
Total U.S. Treasury Bills		9,947,774	9,948,334
Commercial Paper — 10.15%
International Commercial Paper — 3.73%
France 0.53%
1,581,000 USD	Total SA 0.13% due 01/04/13	1,580,983	1,580,983
1,620,000 USD	Total SA 0.16% due 01/31/13	1,619,784	1,619,784
Switzerland 1.71%
7,013,000 USD	ABB Limited 0.28% due 01/07/13	7,012,673	7,012,673
1,420,000 USD	Nestlé SA 0.04% due 01/30/13	1,419,954	1,419,954
750,000 USD	Nestlé SA 0.12% due 01/24/13	749,942	749,942
363,000 USD	Nestlé SA 0.15% due 01/15/13	362,979	362,979
291,000 USD	Nestlé SA 0.16% due 01/16/13	290,981	290,981
616,000 USD	Nestlé SA 0.16% due 01/29/13	615,923	615,923
United Kingdom 1.49%
521,000 USD	AstraZeneca PLC 0.16% due 01/22/13	520,951	520,951
1,731,000 USD	AstraZeneca PLC 0.16% due 01/29/13	1,730,785	1,730,785

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 10.15% — (continued)
International Commercial Paper — 3.73% — (continued)
United Kingdom 1.49% — (continued)
2,246,000 USD	GlaxoSmithKline PLC 0.15% due 01/04/13	$2,245,972	$2,245,972
2,389,000 USD	GlaxoSmithKline PLC 0.15% due 01/17/13	2,388,841	2,388,841
2,246,000 USD	GlaxoSmithKline PLC 0.17% due 02/13/13	2,245,544	2,245,544
Total International Commercial Paper		22,785,312	22,785,312
U.S. Commercial Paper — 6.42%
$865,000	Chevron Corporation 0.12% due 01/02/13	864,997	864,997
562,000	Chevron Corporation 0.12% due 01/07/13	561,989	561,989
770,000	Coca-Cola Company 0.14% due 02/14/13	769,868	769,868
2,839,000	Coca-Cola Company 0.15% due 03/19/13	2,838,089	2,838,200
726,000	Coca-Cola Company 0.18% due 01/28/13	725,902	725,902
776,000	Coca-Cola Company 0.18% due 03/13/13	775,724	775,798
1,343,000	Coca-Cola Company 0.20% due 01/24/13	1,342,828	1,342,828
461,000	ConocoPhillips 0.15% due 01/07/13	460,989	460,989
486,000	ConocoPhillips 0.15% due 02/07/13	485,925	485,925
429,000	ConocoPhillips 0.19% due 01/18/13	428,962	428,962
5,595,000	Danaher Corporation 0.12% due 01/02/13	5,594,981	5,594,981
385,000	Danaher Corporation 0.15% due 01/07/13	384,990	384,990
550,000	Devon Energy Corporation 0.29% due 02/05/13	549,845	549,845
692,000	Devon Energy Corporation 0.32% due 01/18/13	691,895	691,895
710,000	Devon Energy Corporation 0.33% due 03/18/13	709,505	709,420
329,000	Devon Energy Corporation 0.35% due 01/03/13	328,994	328,994
250,000	Emerson Electric Company 0.11% due 01/14/13	249,990	249,990

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 10.15% — (continued)
U.S. Commercial Paper — 6.42% — (continued)
$453,000	Emerson Electric Company 0.15% due 02/14/13	$452,917	$452,917
719,000	Emerson Electric Company 0.15% due 03/07/13	718,805	718,829
859,000	Emerson Electric Company 0.15% due 03/20/13	858,721	858,755
405,000	General Mills, Inc. 0.27% due 01/14/13	404,961	404,961
817,000	Google, Inc. 0.12% due 02/12/13	816,886	816,886
1,620,000	Google, Inc. 0.13% due 02/06/13	1,619,789	1,619,789
1,347,000	Google, Inc. 0.14% due 03/04/13	1,346,675	1,346,646
501,000	Johnson & Johnson 0.11% due 01/07/13	500,991	500,991
710,000	McCormick & Company, Inc. 0.23% due 01/29/13	709,873	709,873
275,000	McDonald's Corporation 0.14% due 03/06/13	274,931	274,935
1,420,000	Merck & Company, Inc. 0.10% due 01/22/13	1,419,919	1,419,919
2,216,000	Merck & Company, Inc. 0.12% due 01/15/13	2,215,897	2,215,897
638,000	National Grid USA 0.56% due 01/04/13	637,971	637,971
729,000	PepsiCo, Inc. 0.07% due 01/09/13	728,989	728,989
1,620,000	PepsiCo, Inc. 0.07% due 01/11/13	1,619,969	1,619,969
1,420,000	Philip Morris International, Inc. 0.13% due 01/25/13	1,419,877	1,419,877
1,123,000	Philip Morris International, Inc. 0.14% due 01/22/13	1,122,908	1,122,908
495,000	Precision Castparts Corporation 0.15% due 01/30/13	494,940	494,940
839,000	United Healthcare Company 0.16% due 01/02/13	838,996	838,996
898,000	United Healthcare Company 0.30% due 01/10/13	897,933	897,933
250,000	WellPoint, Inc. 0.25% due 01/14/13	249,977	249,977
250,000	WellPoint, Inc. 0.25% due 01/16/13	249,974	249,974

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 10.15% — (continued)
U.S. Commercial Paper — 6.42% — (continued)
$809,000	WellPoint, Inc. 0.26% due 01/17/13	$808,907	$808,907
1,121,000	WellPoint, Inc. 0.33% due 02/28/13	1,120,404	1,120,404
Total U.S. Commercial Paper		39,296,683	39,296,816
Total Commercial Paper		62,081,995	62,082,128
Total Investments — 99.00%		$513,300,173	$605,535,495
Other Assets in Excess of Liabilities — 1.00%			6,089,312
Net Assets — 100.00%			$611,624,807

  (a)  Securities with a total market value equal to $421,773,065 have been fair valued based on fair value adjustment factors at December 31, 2012.

  (b)  Non-income producing security/commodity.

  (c)  Security is deemed illiquid. At December 31, 2012, the value of these securities amounted to $4,361,692 or 0.71% of net assets.

  (d)  Represents securities that are subject to legal or contractual restrictions on resale. At December 31, 2012, the value of these securities amounted to $1,938,672 or 0.32% of net assets.

  (e)  Payment-in-kind security.

  (f)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (g)  Floating rate security. Rate shown is the rate in effect at December 31, 2012.

At December 31, 2012, aggregate cost for federal income tax purposes was $528,763,140. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$114,924,316
Gross unrealized depreciation	(38,151,961)
Net unrealized appreciation	$76,772,355

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

TWD  — Taiwan Dollar

USD  — United States Dollar

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2012

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$2,181	$1.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	2,887,385	0.77
Catalyst Paper Corporation FRN 13.00% due 09/13/16	08/31/12	339,283	1.02
Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION AT DECEMBER 31, 2012	UNREALIZED DEPRECIATION AT DECEMBER 31, 2012
01/16/13	5,711,000	Euro	$6,982,840	$7,539,074	$—	$(556,234)
03/21/13	5,680,000	Euro	7,181,962	7,502,494	—	(320,532)
04/17/13	3,209,000	Euro	4,144,520	4,239,750	—	(95,230)
05/15/13	12,071,000	Euro	15,139,210	15,946,167	—	(806,957)
06/19/13	5,689,000	Euro	7,388,221	7,520,831	—	(132,610)
02/20/13	2,901,434,000	Japanese Yen	36,799,074	33,497,217	3,301,857	—
03/21/13	1,408,677,000	Japanese Yen	17,892,052	16,269,506	1,622,546	—
04/17/13	603,942,000	Japanese Yen	7,732,684	6,976,775	755,909	—
05/15/13	991,879,000	Japanese Yen	12,346,720	11,460,950	885,770	—
06/19/13	1,240,549,000	Japanese Yen	14,920,830	14,338,507	582,323	—
			$130,528,113	$125,291,271	$7,148,405	$(1,911,563)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.89%
Consumer Staples	8.83
Energy	4.11
Financials	10.69
Health Care	7.23
Industrials	16.73
Information Technology	5.89
Materials	12.68
Telecommunication Services	1.63
Utilities	1.05
Total International Common Stocks	80.73

See Notes to Financial Statements.

Overseas Variable Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Preferred Stock
Information Technology	0.36%
Total International Preferred Stock	0.36
Commodity	5.62
International Bonds
Government Issues	0.21
Materials	0.30
Total International Bonds	0.51
U.S. Treasury Bills	1.63
Commercial Paper
International Commercial Paper	3.73
U.S. Commercial Paper	6.42
Total Commercial Paper	10.15
Total Investments	99.00%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$495,159,124
Gold bullion	18,141,049
Total Investments, at Cost	513,300,173
Investments, at Value (Note 1)
Investments	571,154,759
Gold bullion	34,380,736
Total Investments, at Value	605,535,495
Cash	1,214,494
Receivable for forward currency contracts held, at value (Note 1)	7,148,405
Receivable for investment securities sold	121,501
Receivable for Fund shares sold	94,268
Accrued interest and dividends receivable	877,632
Other assets	12,558
Total Assets	615,004,353
Liabilities
Payable for Fund shares redeemed	196,520
Payable for investment securities purchased	119,862
Payable for forward currency contracts held, at value (Note 1)	1,911,563
Investment advisory fees payable (Note 2)	386,076
Distribution fees payable (Note 3)	128,692
Administrative fees payable (Note 2)	20,276
Trustee fees payable	520
Accrued expenses and other liabilities	616,037
Total Liabilities	3,379,546
Net Assets	$611,624,807

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

December 31, 2012

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$21,644
Capital surplus	493,523,128
Net unrealized appreciation on:
Investments (net of $260,696 deferred capital gain country tax)	91,974,626
Foreign currency and forward contract related translation	5,228,479
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	24,370,920
Accumulated net investment loss	(3,493,990)
Net Assets	$611,624,807
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	21,644,209
Net asset value per share and redemption proceeds per share	$28.26

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Statement of Operations  Year Ended December 31, 2012

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest (net of $6,683 foreign taxes withheld)	$49,434
Dividends (net of $1,386,220 foreign taxes withheld)	12,489,565
Total Income	12,538,999
Expenses
Investment advisory fees (Note 2)	4,591,246
Administrative costs (Note 2)	64,322
Distribution fees (Note 3)	1,530,415
Shareholder servicing agent fees	1,041,116
Custodian and accounting fees	244,994
Professional fees	112,667
Shareholder reporting fees	47,159
Trustees' fees	15,021
Registration and filing fees	2,853
Other Expenses	34,305
Total Expenses	7,684,098
Net Investment Income (Note 1)	4,854,901
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions (net of capital gain country tax of $6,310)	19,972,893
Commodity related transactions	3,547,894
Foreign currency and forward contract related transactions	6,763,713
30,284,500
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $127,883)	48,334,583
Foreign currency and forward contract related translation	2,641,149
50,975,732
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	81,260,232
Net Increase in Net Assets Resulting from Operations	$86,115,133

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Operations
Net investment income	$4,854,901	$5,167,640
Net realized gain from investments, foreign currency and forward contract related transactions	30,284,500	31,688,795
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	50,975,732	(76,712,083)
Net increase (decrease) in net assets resulting from operations	86,115,133	(39,855,648)
Distribution to Shareholders
Dividends paid from net investment income	(4,535,109)	(7,702,015)
Distributions paid from net realized gains from investment transactions	(33,257,469)	(10,686,271)
Decrease in net assets resulting from distributions	(37,792,578)	(18,388,286)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	27,560,793	82,023,019
Net asset value of shares issued for reinvested dividends and distributions	37,788,552	18,386,884
Cost of shares redeemed	(107,012,560)	(56,844,918)
Increase (decrease) in net assets from Fund share transactions	(41,663,215)	43,564,985
Net increase (decrease) in net assets	6,659,340	(14,678,949)
Net Assets (Note 1)
Beginning of year	604,965,467	619,644,416
End of year	$611,624,807	$604,965,467
Accumulated net investment loss	$(3,493,990)	$(6,768,653)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Financial Highlights

	YEAR ENDED DECEMBER 31,
	2012	2011	2010	2009	2008
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	26.23	28.89	24.65	20.80	29.56
Income (loss) from investment operations:
Net investment income ($)	0.22	0.24	0.13	0.20	0.43
Net realized and unrealized gains (losses) on investments	3.64	–2.06	4.59	4.02	–6.02
Total income (loss) from investment operations	3.86	–1.82	4.72	4.22	–5.59
Less distributions:
Dividends from net investment income ($)	–0.22	–0.35	–0.48	–0.12	–0.35
Distributions from capital gains	–1.61	–0.49	—	–0.25	–2.82
Total distributions	–1.83	–0.84	–0.48	–0.37	–3.17
Net asset value, end of year ($)	28.26	26.23	28.89	24.65	20.80
Total Return (%)	14.83	–6.30	19.17	20.25	–18.82
Ratios and supplemental data
Net assets, end of year (thousands) ($)	611,625	604,965	619,644	484,171	279,671
Ratio of operating expenses to average net assets including earnings credits (%)(a)	1.26	1.25	1.31	1.28	1.32
Ratio of net investment income to average net assets including earnings credits (%)(b)	0.79	0.82	0.51	0.89	1.60
Portfolio turnover rate (%)	10.11	17.48	13.38	9.51	9.09

  *  Per share amounts have been calculated using the average shares method.

  (a)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (b)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non–U.S. corporations.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Notes to Financial Statements

unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Valuation Committee or Valuation Panel (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund's valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2012:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$73,799,807	$419,964,532	$—	$493,764,339
International Preferred Stock	—	2,219,419	—	2,219,419
Commodity*	34,380,736	—	—	34,380,736
International Corporate Bonds	—	1,831,153	—	1,831,153
International Government Bond	—	1,309,386	—	1,309,386
U.S. Treasury Bills	—	9,948,334	—	9,948,334
International Commercial Paper	—	22,785,312	—	22,785,312
U.S. Commercial Paper	—	39,296,816	—	39,296,816
Foreign Currency Contracts**	—	7,148,405	—	7,148,405
Total	$108,180,543	$504,503,357	$—	$612,683,900
Liabilities:
Foreign Currency Contracts**	$—	$1,911,563	$—	$1,911,563
Total	$—	$1,911,563	$—	$1,911,563

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

International common stocks and an international preferred stock valued at $385,643,749 and $8,023,686 respectively, were transferred from Level 1 to Level 2 during the twelve-month period ended December 31, 2012. At December 31, 2011, these securities were valued using quoted market prices in active markets; at December 31, 2012, these securities were valued based on fair value adjustment factors. There were no transfers from Level 2 to Level 1 as of December 31, 2012.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Notes to Financial Statements

into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At December 31, 2012, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Foreign currency	$7,148,405	$1,911,563	$6,821,578	$2,631,473

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$16,236,348
Undistributed net realized gains	25,382,160
Net unrealized appreciation	76,503,296
Capital loss carryforward
Short-term	—
Long-term	—

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Notes to Financial Statements

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to decrease undistributed net investment loss in the amount of $2,954,871, decrease undistributed net realized gains on investments in the amount of $2,956,994 and increase capital surplus in the amount of $2,123.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2012, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the year ended December 31, 2012 and 2011, the Fund distributed ordinary income dividends of $4,909,734 and $7,702,015 respectively.

For the year ended December 31, 2012 and 2011, the Fund distributed long-term capital gains dividends of $32,882,844 and $10,686,271 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended December 31, 2012, the Fund reimbursed the Adviser $59,838 and had payable to the Adviser $20,276.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Notes to Financial Statements

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $520. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2012 the distribution fees incurred by the Fund was $1,530,415.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2012, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $53,100,899 and $120,125,942, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2012.

Note 5 — Line of Credit

At a meeting on September 12, 2012, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the year ended December 31, 2012, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Shares sold	1,025,964	2,903,125
Shares issued for reinvested dividends	1,362,732	703,939
Shares redeemed	(3,806,876)	(1,992,067)
Net increase (decrease)	(1,418,180)	1,614,997

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Notes to Financial Statements  (continued)

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2012, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2013

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2012 and held for the six-months ended December 31, 2012.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	10.37%	$1,000.00	$1,103.70	1.25%	$6.61

  1  For the six-months ended December 31, 2012.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on July 1, 2012 and held for the six-months ended December 31, 2012.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.85	1.25%	$6.34

  1  For the six-months ended December 31, 2012.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Tax Information  Fiscal Year Ended December 31, 2012 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2012:

	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DEDUCTION	15%	28%
First Eagle Overseas Variable Fund *	—%	$29,344,629	$3,538,215

*The Fund paid foreign taxes of $1,303,808 and recognized foreign source income of $9,630,288, pursuant to Section 853 of the Internal Revenue Code, during the fiscal year ended December 31, 2012.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (7 portfolios)

Candace K. Beinecke | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Director, Merce Cunningham Dance Foundation; Trustee, First Eagle Funds (7 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Funds (7 portfolios)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; Trustee, First Eagle Funds (7 portfolios)

William M. Kelly | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Funds (7 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Additional Information (unaudited)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Director, Council of Michigan Foundations; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (7 portfolios)

Interested Trustees(3)

John P. Arnhold(4) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

Interested Trustees(3)—(continued)

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Aquila International Fund Limited; Director, Quantum Endowment Fund; Director Hanseatic Asset Management LBG; Trustee, Sports and Arts in School Foundation; President and Trustee, First Eagle Funds (7 portfolios)

Jean-Marie Eveillard(4) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Amundi International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Funds (7 portfolios)

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Additional Information (unaudited)

Officers(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; prior to March 2010 Chief Compliance Officer, Good Hope Advisers, LLC

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

(continued)

Officers(5)—(continued)

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds from September 2008

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Meng Lam | Assistant Treasurer | March 2012 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

Consideration of Investment Advisory Agreement (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on December 13, 2012.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant outperformance (over most periods reviewed) was noted for the Fund relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The relative results of the Fund was noted as being at or near the top of its peer group for various periods. The Trustees commented on (and management discussed) the Fund's less favorable one-year relative performance results. Performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee, was generally similar to or lower than its reviewed peer group average and peer group median. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

  (continued)

discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio decreased over several years as the Fund grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Fund. The Trustees also noted that expense ratios for the Fund had increased modestly relative to the prior year and reviewed the causes of those increases. The Trustees also considered the effect on the Fund's expense ratio of the Fund's asset size and of particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreement serves the interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2012

This page was intentionally left blank.

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2012 and December 31, 2011, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $43,180 and $28,061, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2012 and December 31, 2011, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2012 and December 31, 2011, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $12,579 and $11,245, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2012 and December 31, 2011, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2012 and 2011.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.               Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: February 26, 2013

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: February 26, 2013

*          Print the name and title of each signing officer under his or her signature.